UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                          Act of 1934 (Amendment No. )
Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
[x]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-12

                           PUBLIX SUPER MARKETS, INC.
                 -----------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1) Title of each class of securities to which transaction applies:

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       2) Aggregate number of securities to which transaction applies:

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       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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       4) Proposed maximum aggregate value of transaction:

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       5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:

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       2) Form, Schedule or Registration Statement No.:

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       3) Filing Party:

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       4) Date Filed:

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


                           PUBLIX SUPER MARKETS, INC.



Corporate Office                                    Mailing Address
3300 Publix Corporate Parkway                       P.O. Box 407
Lakeland, Florida 33811                             Lakeland, Florida 33802-0407


2007 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 17, 2007


To Our Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders of Publix Super Markets, Inc., a Florida corporation (the "Company"), will be held at the corporate office of the Company, 3300 Publix Corporate Parkway, Lakeland, Florida, on Tuesday, April 17, 2007, at 9:30 a.m. for the following purposes:

1. To elect a Board of Directors as described on page 1;

2. To transact such other business as may properly come before the meeting or any adjournments thereof.

Accompanying the Notice of Annual Meeting of Stockholders is a Proxy Statement and a proxy card. Whether or not you plan to attend this meeting, please vote your shares by completing, signing, dating and promptly mailing the enclosed proxy card in the envelope provided.


By order of the Board of Directors,

/s/John A. Attaway, Jr.
-----------------------
John A. Attaway, Jr.
Secretary


Lakeland, Florida
March 1, 2007

                              2007 PROXY STATEMENT

GENERAL INFORMATION

      This Proxy Statement is being mailed on or about March 15, 2007, to the stockholders of Publix Super Markets, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on April 17, 2007, or any adjournments thereof. The cost of the enclosed proxy is borne by the Company.

VOTING SECURITIES OUTSTANDING

     As of February 9, 2007, there were approximately 838,122,000 shares of common stock of the Company outstanding. Each share is entitled to one vote. Only stockholders of record as of the close of business on February 9, 2007, will be entitled to vote at the Annual Meeting of Stockholders.

VOTING PROCEDURES

     A stockholder giving the enclosed proxy has the power to revoke it at any time before it is exercised by filing a written notice of such revocation or a duly executed proxy bearing a later date with the Secretary of the Company at the corporate office of the Company, 3300 Publix Corporate Parkway, Lakeland, Florida 33811, or by mailing it to the Company at P.O. Box 407, Lakeland, Florida 33802-0407. The execution of the enclosed proxy will not affect a stockholder's right to vote in person at the meeting should the stockholder later find it convenient to attend the meeting and desire to vote in person.
     The proxy cards will be tabulated by employees of the Company. A stockholder attending in person or by proxy will be counted as part of the quorum for the meeting, even if that person abstains or otherwise does not vote on any matter. A majority of the outstanding shares of the Company entitled to vote, represented in person or by proxy, shall constitute a quorum. The affirmative vote of a plurality of the votes cast is required for the election of directors. A properly executed proxy marked "WITHHOLD VOTES" for the election of all nominees for director or a particular nominee or nominees for director will not be voted for the director nominee or nominees indicated. A proxy marked "WITHHOLD VOTES" will be counted for purposes of determining whether there is a quorum. Any other matter submitted to a vote of the stockholders will be approved if the votes cast in favor of the matter are greater than the votes cast in opposition to the matter.

ELECTION OF DIRECTORS

     The Company's By-Laws specify that the Board of Directors shall not be less than three nor more than fifteen members. The exact number of directors shall be fixed by resolution of the then authorized number of directors. The Board of Directors has fixed the number of directors at ten members. The persons designated as nominees for election as a director are Carol Jenkins Barnett, Hoyt R. Barnett, Joan G. Buccino, William E. Crenshaw, Sherrill W. Hudson, Charles H. Jenkins, Jr., Howard M. Jenkins, E. Vane McClurg, Kelly E. Norton and Maria A. Sastre. All nominees are currently directors of the Company. Management of the Company recommends a vote FOR all the nominees.
The proxies will be voted FOR the election of the ten nominees unless the stockholder specifies otherwise.
     The term of office of the directors will be until the next annual meeting or until their successors shall be elected and qualified. If one or more of the nominees become unable or unwilling to serve at the time of the meeting, the shares represented by proxy will be voted for the remaining nominees and for any substitute nominee(s) designated by the Board of Directors or, if none, the size of the Board will be reduced accordingly. The Board of Directors does not anticipate that any nominee will be unable or unwilling to serve.

INFORMATION ABOUT NOMINEES FOR DIRECTOR

     The following information set forth for each of the nominees for election to the Board of Directors includes such person's principal occupation presently and during the last five years, other information, period of service as director of the Company and age.


Carol          Carol Jenkins Barnett
Jenkins        Chairman of the Board and President of Publix Super Markets
Barnett        Charities, Inc.
(Photo)        Director since 1983.  Age 50.


Hoyt R.        Hoyt R. Barnett
Barnett        Vice Chairman of the Company and Trustee of the Employee Stock
(Photo)        Ownership Plan.
               Director since 1985.  Age 63.


Joan G.        Joan G. Buccino
Buccino        Professor of Economics since 1991 for Florida Southern College
(Photo)        (Lakeland, Florida). Previously, Chair of the Social Science
               Division from August 1997 to August 2003.  Served as Vice
               President and Interim Dean of the College during 2001. Also has held the Dorotha C. Tanner Chair in Ethics in Business and
               Economics since 1994.
               Director since 2002.  Age 69.


William E.     William E. Crenshaw
Crenshaw       President of the Company.
(Photo)        Director since 1990.  Age 56.


Sherrill W.    Sherrill W. Hudson
Hudson         Chairman of the Board and Chief Executive Officer of TECO Energy,
(Photo)        Inc. since July 2004.  Previously, Managing Partner, Deloitte &
               Touche LLP, a firm of certified public accountants, Miami, Florida from 1983 until retiring in August 2002. Serves on the Audit Committee as the Audit Committee financial expert.
               Currently serves as a Director of TECO Energy, Inc. and The
               Standard Register Company.
               Director since 2003.  Age 64.

Charles H.     Charles H. Jenkins, Jr.
Jenkins, Jr.   Chief Executive Officer of the Company.
(Photo)        Director since 1974.  Age 63.


Howard M.      Howard M. Jenkins
Jenkins        Chairman of the Board of the Company.
(Photo)        Director since 1977.  Age 55.


E. Vane        E. Vane McClurg
McClurg        Attorney-at-law, law firm of Hahn McClurg, P. A. since January
(Photo)        2006. Previously, Attorney-at-law, law firm of Hahn, McClurg,
               Watson, Griffith & Bush.
               Director since 1988. Age 65.


Kelly E.       Kelly E. Norton
Norton         Independent business advisor and consultant.  Previously,
(Photo)        President and Chief Executive Officer of Florida Tile Industries,
               Inc. (formerly Sikes Corporation) from 1982 to 1994. Also served as a Director of Florida Tile Industries, Inc. from 1980 to 1990.
               Director since 2001.  Age 68.


Maria A.       Maria A. Sastre
Sastre         Vice President, International - Latin America and Asia, Sales and
(Photo)        Marketing for Royal Caribbean International and Celebrity
               Cruises, a unit of Royal Caribbean Cruises, Ltd., since January
               2005.  Previously, Vice President, Total Guest Satisfaction
               Services and Vice President, Fleet Operations - Hotel for Royal
               Caribbean International from April 2000 to December 2004. Held various positions with United Airlines, Inc. from 1992 to 1999.
               Currently serves as a Director of Darden Restaurants, Inc. and Laidlaw International, Inc.
               Director since 2005.  Age 51.


Carol Jenkins Barnett and Howard M. Jenkins are siblings. Hoyt R. Barnett is the husband of Carol Jenkins Barnett and brother-in-law of Howard M. Jenkins. William E. Crenshaw is the nephew of Carol Jenkins Barnett and Howard M. Jenkins. Charles H. Jenkins, Jr. is the cousin of Carol Jenkins Barnett, Howard M. Jenkins and William E. Crenshaw.

CORPORATE GOVERNANCE

BOARD MEETINGS

     The Board of Directors held four meetings during 2006. All directors attended all meetings of the Company's Board of Directors held in 2006, except two directors who missed one Board of Directors meeting each. In addition, all directors attended all Board committee meetings except two directors who missed one committee meeting each. The Company does not have a specific policy regarding director attendance at the Annual Meeting of Stockholders; however, all directors except one attended the last Annual Meeting of Stockholders on April 18, 2006. During 2006, the Board of Directors consisted of Carol Jenkins Barnett, Hoyt R. Barnett, Joan G. Buccino, William E. Crenshaw, Sherrill W. Hudson, Charles H. Jenkins, Jr., Howard M. Jenkins, Chairman, E. Vane McClurg, Kelly E. Norton and Maria A. Sastre.

DIRECTOR INDEPENDENCE

     The Board of Directors has determined that Joan G. Buccino, Sherrill W. Hudson, Kelly E. Norton and Maria A. Sastre are independent as defined by the rules of the New York Stock Exchange. The Company is not a listed issuer on a national securities exchange, but has chosen the definition of director independence contained in the rules of the New York Stock Exchange as the Company's director independence standards.
     In determining independence, the Board of Directors reviews whether directors have any material relationship with the Company. The Board of Directors considers all relevant facts and circumstances. In assessing the materiality of a director's relationship with the Company, the Board of Directors considers the issues from the director's standpoint and from the perspective of the persons or organizations with which the director has an affiliation. The Board reviews commercial, industrial, consulting, legal, accounting, charitable and family relationships. An independent director must not have any material relationship with the Company, either directly or indirectly, that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
     In applying its independence standards for each director identified as independent, the Board of Directors determined that Joan G. Buccino, Kelly E. Norton and Maria A. Sastre have no material relationship with the Company other than as a director. The Board of Directors considered the fact that Sherrill W. Hudson serves as Chairman and Chief Executive Officer of TECO Energy, Inc., a provider of energy to the Company. The Board of Directors determined that Mr. Hudson's position with TECO Energy, Inc. does not interfere with the exercise of his independent judgment in that (i) payments made by the Company to TECO Energy, Inc. are less than 2% of TECO Energy, Inc.'s consolidated gross revenue and (ii) TECO Energy, Inc. operates a regulated public utility which charges the Company rates in conformity with applicable regulatory authority.

COMMITTEES

     The Board of Directors had the following committees during 2006, each of which is described below: Executive, Compensation, Audit, Corporate Governance and Nominating.
     The Executive Committee's primary responsibility is to act on behalf of the Board of Directors between meetings of the Board. During 2006, the Executive Committee held five meetings and consisted of Hoyt R. Barnett, William E. Crenshaw, Charles H. Jenkins, Jr., Chairman and Howard M. Jenkins. All committee members attended all meetings of the Executive Committee, except one member who missed one Executive Committee meeting.
     The Compensation Committee has responsibility for reviewing and setting the salary and benefits structure of the Company with respect to its named executive officers. The Committee is appointed by the Board of Directors to (1) assist the Board of Directors in evaluating the compensation of the Chief Executive Officer and other named executive officers and (2) assure that the Chief Executive Officer and other named executive officers are compensated effectively in a manner consistent with the compensation philosophy of the Company. The Compensation Committee operates under a written charter, a copy of which is posted on the Company's website at www.publix.com. During 2006, the Compensation Committee held two meetings and consisted of Joan G. Buccino, Sherrill W. Hudson and Kelly E. Norton, Chairman, all of whom are independent as defined by the rules of the New York Stock Exchange. All committee members attended all meetings of the Compensation Committee, except one member who missed one Compensation Committee meeting.

     The Audit Committee has responsibility to the Board of Directors for assessing the processes related to the Company's risk and control environment, overseeing the financial reporting and evaluating the internal and independent audit processes. The Audit Committee operates under a written charter, a copy of which is posted on the Company's website at www.publix.com. The Audit Committee reviews and reassesses the charter annually and recommends any changes to the Board of Directors for approval. During 2006, the Audit Committee held five meetings and consisted of Joan G. Buccino, Sherrill W. Hudson, Chairman and Kelly E. Norton, all of whom are independent as defined by Rule 10A-3 of the Securities Exchange Act of 1934 and the rules of the New York Stock Exchange. The Board of Directors has also determined that Mr. Hudson is an audit committee financial expert as defined by the rules of the Securities and Exchange Commission. All Audit Committee members attended all meetings.
     The Corporate Governance Committee has responsibility for reviewing and reporting to the Board of Directors on matters of corporate governance such as practices, policies and procedures affecting directors and the Board's operations and effectiveness. The Corporate Governance Committee is also responsible for recommending the amount and form of director compensation independent of management. The Corporate Governance Committee operates under a written charter. During 2006, the Corporate Governance Committee held five meetings and consisted of Joan G. Buccino, E. Vane McClurg, Chairman, Kelly E. Norton and Maria A. Sastre, a majority of whom are independent as defined by the rules of the New York Stock Exchange and all of whom are outside directors as defined by the Company's Corporate Governance Guidelines. All Corporate Governance Committee members attended all meetings.
     The Nominating Committee has responsibility for reviewing and reporting to the Board of Directors on matters of Board nominations. This includes reviewing potential candidates and proposing nominees to the Board of Directors. The Nominating Committee operates under a written charter, a copy of which is posted on the Company's website at www.publix.com. During 2006, the Nominating Committee held one meeting and consisted of Hoyt R. Barnett, Chairman, Howard M. Jenkins and E. Vane McClurg. All Nominating Committee members attended the meeting. The Nominating Committee members are not independent as defined by the rules of the New York Stock Exchange. In the opinion of the Board, each Nominating Committee member has the ability to make objective decisions independent of management.
     The Company has no specific policy regarding the consideration of any director candidates recommended by stockholders. However, the Nominating Committee considers suggestions for director candidates from several sources, including stockholders. In general, candidates must meet minimum qualifications for directors as set forth in the Company's Corporate Governance Guidelines. The candidates also must have any additional qualifications identified by the Nominating Committee as may be currently required to maintain the appropriate balance of knowledge, experience and expertise on the Board of Directors. Candidate recommendations, together with appropriate biographical information, should be sent to the Chairman of the Nominating Committee, c/o Secretary, Publix Super Markets, Inc., P.O. Box 407, Lakeland, Florida 33802-0407.
     In evaluating candidates for the Board of Directors, the Nominating Committee considers that it is the Board of Directors' objective to maintain a balance of business experience in order to maximize the effectiveness of the Board of Directors. The Nominating Committee also considers the specific skills necessary for candidates to effectively participate on certain Board committees. The candidates should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the stockholders. In addition, selection criteria may include, but not necessarily be limited to:

     o No conflict of interest;
     o Willingness to devote adequate time and effort to Board responsibilities;
     o Ability to work with current Board of Directors;
     o Ability to assess corporate strategy;
     o Willingness to provide management oversight;
     o Broad business experience, judgment and leadership;
     o Significant years of management experience in a senior policy-making position;
     o Knowledge of the supermarket business or other retail business; and
     o Knowledge of business trends, including, but not limited to, relevant regulatory affairs.

COMMUNICATION WITH DIRECTORS

     Any stockholder or other party interested in communicating with the Board of Directors, either as a group or with an individual member of the Board of Directors, may do so by writing c/o Secretary, Publix Super Markets, Inc., P.O. Box 407, Lakeland, Florida 33802-0407. All communications to the Board of Directors or a specified individual director will be provided to the Board of Directors or the specified individual director at the next Board meeting following receipt of the communication. However, if the Secretary determines the nature of the communication requires the immediate attention of the Board of Directors or the specified individual director, the communication will be provided as soon as reasonably possible.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Compensation Committee members, who were all directors of the Company during 2006, include: Joan G. Buccino, Sherrill W. Hudson and Kelly E. Norton, Chairman. There were no interlocks of the executive officers or directors of the Company serving on the compensation or equivalent committee of another entity which has any executive officer or director serving on the Compensation Committee, other committee or Board of Directors of the Company.

BENEFICIAL OWNERSHIP OF SECURITIES

     The following table sets forth certain information about the shares of the Company's common stock beneficially owned as of the close of business on February 9, 2007, by each of the Company's nominees for director, each executive officer named in the Summary Compensation Table and all directors and executive officers as a group. Additionally, the table includes the persons (including any group deemed a "person" under Rule 13d-3 of the Securities Exchange Act of 1934 (the "Act")) known by the Company to be a beneficial owner of more than 5% of the Company's outstanding common stock.

                                        Number of shares of common stock              Percent of
Name of beneficial owner          beneficially owned as of February 9, 2007 (1)          class
-------------------------------------------------------------------------------------------------
Carol Jenkins Barnett                             48,682,522  (2)                         5.81

Hoyt R. Barnett                                    6,292,699  (3)                           *

Joan G. Buccino                                       13,450                                *

William E. Crenshaw                                9,324,672  (4)                         1.11

Sherrill W. Hudson                                    15,000  (5)                           *

Charles H. Jenkins, Jr.                            9,790,660  (6)                         1.17

Howard M. Jenkins                                 24,271,521  (7)                         2.90

E. Vane McClurg                                    5,568,450  (8)                           *

Kelly E. Norton                                       14,125                                *

Maria A. Sastre                                        2,900                                *

David P. Phillips                                    254,274  (9)                           *

Laurie S. Zeitlin                                        500                                *

Employee Stock Ownership Plan                    258,725,621  (10)                       30.87

401(k) Plan                                       47,166,627  (11)                        5.63

All directors and executive
  officers as a group (37)                       104,395,327  (12)                       12.46

Note references are explained on pages 8 and 9.
* Shares represent less than 1% of common stock.

(1) As used in the table on the preceding page, "beneficial ownership" means the sole or shared voting or investment power with respect to the Company's common stock. Unless otherwise indicated, the individual has sole voting and investment power with respect to the shares shown as beneficially owned. For participants in the Company's Employee Stock Ownership Plan (the "ESOP"), holdings include shares allocated to their individual ESOP accounts, over which each participant exercises sole voting power and shared investment power. In accordance with the beneficial ownership regulations, the same shares of common stock may be included as beneficially owned by more than one individual or entity. The address for all beneficial owners is 3300 Publix Corporate Parkway, Lakeland, Florida 33811 with a mailing address of P.O. Box 407, Lakeland, Florida 33802-0407.

(2) Carol Jenkins Barnett has sole voting and investment power over 43,137,818 shares of common stock which are held directly and sole voting and investment power over 7,555 shares of common stock which are held indirectly. Total shares beneficially owned include 5,537,149 shares of common stock also shown as beneficially owned by her husband, Hoyt R. Barnett, but exclude all other shares beneficially owned by Hoyt R. Barnett, as to which Carol Jenkins Barnett disclaims beneficial ownership.

(3) Hoyt R. Barnett has sole voting and investment power over 509,105 shares of common stock which are held directly and sole voting and investment power over 246,445 shares of common stock which are held indirectly. Total shares beneficially owned include 5,537,149 shares of common stock also shown as beneficially owned by his wife, Carol Jenkins Barnett, but exclude all other shares beneficially owned by Carol Jenkins Barnett, as to which Hoyt R. Barnett disclaims beneficial ownership. Total shares beneficially owned by Hoyt R. Barnett exclude 258,725,621 shares of common stock owned by the ESOP, as to which Hoyt R. Barnett disclaims beneficial ownership as Trustee of the ESOP.

(4) William E. Crenshaw has sole voting and investment power over 2,591,105 shares of common stock which are held directly, sole voting and investment power over 6,524,880 shares of common stock which are held indirectly, sole voting and shared investment power over 164,407 shares of common stock which are held indirectly and shared voting and investment power over 44,280 shares of common stock which are held indirectly. William E. Crenshaw has pledged as collateral 36,660 shares of common stock which are held directly.

(5) Sherrill W. Hudson has sole voting and investment power over 2,500 shares of common stock which are held directly and shared voting and investment power over 12,500 shares of common stock which are held directly.

(6) Charles H. Jenkins, Jr. has sole voting and investment power over 6,371,815 shares of common stock which are held directly, sole voting and investment power over 473,265 shares of common stock which are held indirectly, sole voting and shared investment power over 318,645 shares of common stock which are held indirectly, shared voting and investment power over 2,980 shares of common stock which are held directly and shared voting and investment power over 2,623,955 shares of common stock which are held indirectly.

(7) Howard M. Jenkins has sole voting and investment power over 3,307,578 shares of common stock which are held directly, sole voting and investment power over 803,713 shares of common stock which are held indirectly, sole voting and shared investment power over 190,150 shares of common stock which are held indirectly and shared voting and investment power over 19,970,080 shares of common stock which are held indirectly. Total shares beneficially owned by Howard M. Jenkins exclude 8,071,870 shares of common stock owned by a limited partnership, as to which Howard M. Jenkins disclaims beneficial ownership as a limited partner. Howard M. Jenkins has pledged as collateral 3,400,000 shares of common stock which are held indirectly.

(8) E. Vane McClurg has sole voting and investment power over 5,443,450 shares of common stock which are held directly, sole voting and investment power over 75,000 shares of common stock which are held indirectly and shared voting and investment power over 50,000 shares of common stock which are held indirectly.

(9) David P. Phillips has sole voting and investment power over 128,100 shares of common stock which are held directly, sole voting and investment power over 30,890 shares of common stock which are held indirectly, sole voting and shared investment power over 57,209 shares of common stock which are held indirectly and shared voting and investment power over 38,075 shares of common stock which are held directly.

(10) Hoyt R. Barnett is Trustee of the ESOP which is the record owner of 258,725,621 shares of common stock over which he has shared investment power. The Trustee exercises sole voting power over approximately 6,000,000 shares of common stock in the ESOP because such shares have not been allocated to participants' accounts. For ESOP shares allocated to participants' accounts, the Trustee will vote the shares as instructed by participants. Additionally, the Trustee will vote the ESOP shares for which no instruction is received.

(11) Tina P. Johnson is Trustee of the Company's common stock held in the 401(k) Plan which is the record owner of 47,166,627 shares of common stock over which she has sole voting and shared investment power.

(12) As a group, the directors and executive officers have shared voting and/or shared investment power over 31,472,053 shares of common stock. As a group, the directors and executive officers have pledged as collateral 3,464,257 shares of common stock of which 64,257 are held directly and 3,400,000 are held indirectly.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16 of the Securities Exchange Act of 1934, certain officers, directors and stockholders of the Company are required to file reports of stock ownership and changes therein with the Securities and Exchange Commission. The Company believes that its officers, directors and stockholders complied with the
Section 16 filing requirements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Board of Directors has adopted a Related Party Transactions Policy. This Policy delegates the authority to approve or disapprove of the entry into Related Party Transactions to the Corporate Governance Committee.
     During 2006, the Company purchased approximately $2,564,000 of food products from Alma Food Imports, Inc., a company owned by Julia Jenkins Fancelli, sister of Howard M. Jenkins and Carol Jenkins Barnett, aunt of William E. Crenshaw, cousin of Charles H. Jenkins, Jr. and sister-in-law of Hoyt R. Barnett.
     During 2006, the Company purchased approximately $241,919,000 of food products from ConAgra Foods, Inc. M. Clayton Hollis, Vice President of the Company is the brother of Dean Hollis, President and COO of ConAgra Consumer Foods, Inc.
     The Corporate Governance Committee determined that the terms of the foregoing transactions are no less favorable than terms that could have been obtained from unaffiliated parties.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

     The Compensation Discussion and Analysis includes the following: (1) an overview of the Compensation Committee of the Board of Directors, (2) the compensation philosophy of the Company and (3) the components of executive compensation.

Overview of the Compensation Committee
--------------------------------------

     The Compensation Committee's primary responsibilities include evaluating the Company's philosophy regarding executive compensation and evaluating and determining the compensation of the named executive officers. These responsibilities may not be delegated other than to the Board of Directors. The Compensation Committee has the authority under its charter to engage the services of outside advisors, experts and others to assist it. During 2006, the Compensation Committee did not engage any such advisors. All members of the Compensation Committee of the Board of Directors are independent as defined by the rules of the New York Stock Exchange.
     The Chief Executive Officer and other members of management are invited to attend all or a portion of a Compensation Committee meeting depending on the nature of the agenda items. Neither the Chief Executive Officer nor any other member of management votes on items before the Compensation Committee; however, the Compensation Committee solicits the views of the Chief Executive Officer on compensation matters, including as they relate to the compensation of other named executive officers reporting to the Chief Executive Officer. The Compensation Committee works with members of management to determine the agenda for each meeting and management prepares the applicable meeting materials.

Compensation Philosophy
-----------------------

     The Company includes in its employee handbook the following compensation philosophy for all employees (referred to as "associates" below):

As a food retailer in a highly competitive market, Publix recognizes that our associates are our primary asset and contribute to our competitive advantage. To achieve our mission, Publix must continue to attract, retain, motivate and reward highly qualified associates. To fulfill this responsibility we strive to:

     o offer pay and benefits that contribute to our associates' financial security now and at retirement
     o offer wages that are competitive within our local markets
     o provide benefits that meet the diverse needs of our associates
     o reward associates for premier performance
     o provide opportunity for future rewards as a result of promotion from within
     o educate our associates on pay and benefits and
     o ensure equal opportunity in all aspects of pay and benefits.

     The Company's compensation objective for its named executive officers is the same as for all employees indicated above: to attract, retain, motivate and reward highly qualified individuals.
     In addition, the Compensation Committee considers additional factors when determining the compensation of the named executive officers. These factors include (1) the overall level of responsibility and the relationship to compensation levels of the Company's management, (2) the compensation levels of executive officers of companies in the Company's Peer Group Index, taking into account the size and financial performance of the Company, (3) anticipated competitive operating conditions and (4) overall economic conditions. In general, the Company's compensation for its named executive officers reflects its position that compensation should be set at responsible levels and be consistent with the Company's constant focus on controlling costs in its low margin business.

Components of Executive Compensation
------------------------------------

     The Company's executive compensation includes the following components: base salary, incentive bonus plan, retirement benefits and other benefits.
With the exception of the incentive bonus plan which has approximately
400 participants, these components are available to all or large numbers of employees. The Company does not have a specific compensation program focused on its named executive officers.

Base Salary
     The named executive officers are paid a base salary that is generally reviewed annually. As indicated, the factors considered in determining the base salaries of the named executive officers include (1) the overall level of responsibility and the relationship to compensation levels of the Company's management, (2) the compensation levels of executive officers of companies in the Company's Peer Group Index, taking into account the size and financial performance of the Company, (3) anticipated competitive operating conditions and
(4) overall economic conditions. These factors are considered in conjunction with the performance of the named executive officers and the results of the Company. There are no significant differences in the compensation policies and decisions among the named executive officers. During 2006, the changes in the base salaries for the named executive officers excluding the Senior Vice President and Chief Information Officer were heavily based on factor (2) above. The Senior Vice President and Chief Information Officer joined the Company on January 30, 2006 so she did not receive a base salary increase in 2006. The base salaries for 2006 for the named executive officers are listed in the Summary Compensation Table.

Incentive Bonus Plan
     The Company provides an incentive bonus plan. The purpose of this plan is to provide an incentive in the form of an annual cash bonus to all executive officers and certain staff employees of the Company for achieving the Company's sales and profit goals. The incentive bonus plan is approved by the Compensation Committee as to executive officers and by the Executive Committee as to staff employees. Although the Company has a defined method for calculating the incentive bonus, these committees retain the right to alter or discontinue the incentive bonus at their discretion at any time for the employees within their approval authority.
     The incentive bonus compensates the executive officers and staff employees for their services during the calendar year and the applicable employees must be employed with the Company at the end of the calendar year to participate in the incentive bonus. The annual bonuses are paid in the year following the year earned.
     The Company's incentive bonus plan is based on a target bonus equal to two months pay for all full incentive bonus participants (participants generally transition into the incentive bonus plan over a two-year period). The formula for the incentive bonus plan is based on the Company achieving its sales and profit goals for the fiscal year and thus paying the target bonus. The incentive bonus is more or less than the target bonus based on the Company's actual results compared to its sales and profit goals. No incentive bonus is paid unless greater than 80% of the target profit is achieved.
     In general, the incentive bonus pool is allocated to the executive officers and staff employees according to their relative base compensation amounts paid to them during the calendar year for which the incentive bonus is being paid.

Retirement Benefits
     The Company has a trusteed, noncontributory defined contribution plan, the Employee Stock Ownership Plan (the "ESOP"), for the benefit of eligible employees. The amount of the Company's discretionary contribution to the ESOP is determined annually by the Board of Directors and can be made in the form of Company common stock or cash. The Company's contribution to the plan is allocated to all eligible participants on the basis of compensation and the plan does not discriminate, in scope, terms or operation, in favor of the named executive officers. Non-employee directors of the Company's Board of Directors do not participate in the plan. Company contribution amounts earned for 2006 for the named executive officers are listed in the Summary Compensation Table.

     The Company does not have any supplemental executive retirement plans. Therefore, due to the maximum annual compensation limit for retirement plans established by Federal law, the named executive officers did not receive Company contributions under the ESOP for their 2006 compensation in excess of $220,000.
     The Company has a 401(k) plan for the benefit of eligible employees. The 401(k) plan is a voluntary defined contribution plan. Eligible employees may contribute up to 10% of their eligible annual compensation, subject to the maximum contribution limits established by Federal law ($15,000 for 2006). The Company may make a discretionary annual matching contribution to eligible participants of this plan as determined by the Board of Directors. During 2006, the Board of Directors approved a match of 50% of eligible contributions up to 3% of eligible compensation, not to exceed a maximum match of $750 per employee. The match, which is determined as of the last day of the plan year and paid in the subsequent year, is in the form of common stock of the Company. The plan does not discriminate, in scope, terms or operation, in favor of the named executive officers. Non-employee directors of the Company's Board of Directors do not participate in the plan. Company matching contributions earned for 2006 by the named executive officers are listed in the Summary Compensation Table.

Other Benefits
     The Company's group health, dental, vision and supplemental life insurance plans are available to eligible full-time and part-time employees and the group life insurance and long-term disability plans are available to eligible full-time employees. These plans do not discriminate, in scope, terms or operation, in favor of the named executive officers. Non-employee directors of the Company's Board of Directors do not participate in the plans.
     The Company does not provide vehicle allowances, country club memberships, personal use of Company airplanes, tax and financial planning services or other perquisites frequently offered to executive officers. Two of the five named executive officers use a company-provided vehicle; however the annual value of the personal use is less than $10,000 per named executive officer.
     In addition, the Company does not provide the following forms of compensation or arrangements frequently offered to executive officers:

     o long-term cash incentives;
     o stock options or other equity incentives;
     o deferred compensation plans; or
     o employment contracts/change in control agreements/severance agreements.

     The Company does not provide compensation that is directly tied to the results of the Company's common stock performance. However, since the retirement benefits under the ESOP are substantially in the form of Company common stock, there is a long-term link between compensation paid to the named executive officers and any gain realized by the Company's stockholders.

Tax Deductibility of Executive Compensation
     Limitation on deductibility of compensation may occur under Section 162(m) of the Internal Revenue Code which generally limits the tax deductibility of compensation paid by a public company to its chief executive officer and certain other highly compensated executive officers to $1 million in the year the compensation becomes taxable to the executive officer. There is an exception to the limit on deductibility for performance-based compensation that meets certain requirements.
     The Company does not have a policy that limits the compensation of executive officers to the amount deductible for tax payments; however, none of the Company's executive officers has received compensation which would exceed the deductible amount.

Financial Statement Restatement
-------------------------------

     The Company does not have a policy relative to making retroactive adjustments to any incentive compensation paid to the named executive officers where the payment was made based upon the achievement of certain financial results that were subsequently the subject of a restatement; however, none of the Company's financial statements has been subject to such a restatement that would have impacted incentive compensation previously paid to the named executive officers.

Compensation Compared to Peer Group Index Companies
---------------------------------------------------

     The compensation earned by the named executive officers in the following Summary Compensation Table ranks at or near the bottom of compensation earned by comparable positions among the Peer Group Index companies included in the performance graphs in the Company's Form 10-K and this Proxy Statement.

Summary Compensation Table
--------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Change in
                                                                                              Pension
                                                                                             Value and
                                                                                           Nonqualified
          Name and                                                         Non-Equity        Deferred
   Principal Positions,                               Stock    Option    Incentive Plan    Compensation     All Other
   ( ) Years of Service       Year   Salary   Bonus   Awards   Awards   Compensation (1)     Earnings      Compensation     Total
---------------------------- ------ -------- ------- -------- -------- ------------------ --------------- -------------- -----------
Charles H. Jenkins, Jr. (37)
  Chief Executive Officer
  and Director                2006  $735,900    -        -        -           $151,767           -        $25,118 (2)    $912,785
---------------------------- ------ -------- ------- -------- -------- -----------------  -------------- -------------- -----------
William E. Crenshaw (32)
  President and Director      2006  $590,155    -        -        -           $121,709           -        $25,118 (2)    $736,982
---------------------------- ------ -------- ------- -------- -------- -----------------  -------------- -------------- -----------
David P. Phillips (22)
  Chief Financial Officer
  and Treasurer               2006  $472,115    -        -        -            $97,366           -        $25,118 (2)    $594,599
---------------------------- ------ -------- ------- -------- -------- -----------------  -------------- -------------- -----------
Laurie S. Zeitlin (1)
  Senior Vice President and
  Chief Information Officer   2006  $405,046    -        -        -            $89,814           -       $145,083 (3)    $639,943
---------------------------- ------ -------- ------- -------- -------- -----------------  -------------- -------------- -----------
Hoyt R. Barnett (38)
  Vice Chairman and
  Director                    2006  $323,925    -        -        -            $66,804           -        $25,118 (2)    $415,847
------------------------------------------------------------------------------------------------------------------------------------

(1) Amounts in this column include incentive bonus plan payments earned in the applicable year but paid in the subsequent year.

(2) Amounts represent the Company's contributions to the ESOP and 401(k) Plan.

(3) Amount represents a relocation bonus of $143,902 and a bonus for the cost of COBRA health insurance coverage of $1,181.

Grants of Plan-Based Awards
---------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     All        All
                                                                                                    Other      Other
                                                                                                    Stock      Option
                                                                                                   Awards:     Awards:     Exercise
                       Estimated Future Payouts Under     Estimated Future Payouts Under Equity    Number     Number of     or Base
                      Non-Equity Incentive Plan Awards             Incentive Plan Awards          of Shares  Securities     Price of
                     ----------------------------------  ---------------------------------------  of Stock   Underlying     Option
            Grant     Threshold     Target     Maximum      Threshold     Target      Maximum     or Units     Options      Awards
   Name     Date         ($)         ($)         ($)           (#)          (#)         (#)          (#)          (#)       ($/Sh)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

The Company does not have any stock or option award plans that are applicable for inclusion in this table.

Outstanding Equity Awards
-------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        Option Awards                                                 Stock Awards
           ------------------------------------------------------------------- -----------------------------------------------------
                                                                                                                           Equity
                                                                                                                         Incentive
                                                                                                             Equity         Plan
                                                                                                            Incentive     Awards:
                                             Equity                                                           Plan       Market or
                                           Incentive                                                         Awards:       Payout
                                             Plan                                                           Number of     Value of
                                            Awards:                                             Market      Unearned      Unearned
            Number of      Number of       Number of                             Number of     Value of      Shares,      Shares,
            Securities     Securities     Securities                             Shares or     Shares or    Units or      Units or
            Underlying     Underlying     Underlying                              Units of     Units of       Other        Other
            Unexercised    Unexercised    Unexercised    Option                  Stock That   Stock That     Rights     Rights That
              Options        Options       Unearned     Exercise     Option       Have Not     Have Not     That Have     Have Not
                (#)            (#)          Options       Price    Expiration      Vested       Vested     Not Vested      Vested
  Name      Exercisable   Unexercisable       (#)          ($)        Date          (#)           ($)          (#)          ($)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

The Company does not have any stock or option award plans that are applicable for inclusion in this table.

Option Exercises and Stock Vested
---------------------------------

---------------------------------------------------------------------------------------------
                      Option Awards                             Stock Awards
           ------------------------------------- --------------------------------------------
           Number of Shares
              Acquired on      Value Realized       Number of Shares      Value Realized on
               Exercise          on Exercise       Acquired on Vesting         Vesting
  Name            (#)                ($)                   (#)                    ($)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

The Company does not have any stock or option award plans that are applicable for inclusion in this table.

Pension Benefits
----------------
--------------------------------------------------------------------------------
                                  Number of        Present Value     Payments
                                  Years of        of Accumulated    During Last
                               Credited Service       Benefit       Fiscal Year
     Name        Plan Name           (#)                ($)             ($)
--------------------------------------------------------------------------------

The Company does not have any pension benefits so this table is not applicable.

Nonqualified Deferred Compensation
----------------------------------

----------------------------------------------------------------------------------------------------------
               Executive        Registrant      Aggregate                                     Aggregate
             Contributions    Contributions    Earnings in                                   Balance at
                in Last       in Last Fiscal   Last Fiscal             Aggregate             Last Fiscal
              Fiscal Year          Year           Year        Withdrawals/Distributions       Year End
   Name            ($)              ($)            ($)                    ($)                    ($)
------------ --------------- ----------------- ------------- ------------------------------ --------------
----------------------------------------------------------------------------------------------------------

The Company does not have any deferred compensation plans so this table is not applicable.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis with management. Based on this review and discussion with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
     This report is submitted by the following members of the Compensation Committee at the end of 2006: Joan G. Buccino, Sherrill W. Hudson and Kelly E. Norton, Chairman.

NON-EMPLOYEE DIRECTOR COMPENSATION

     During the first and second quarters of 2006, non-employee directors received a quarterly retainer of $10,500 for serving on the Board of Directors, members of the Audit Committee received a quarterly retainer of $2,500 for serving on the Audit Committee and members of the Corporate Governance Committee received a quarterly retainer of $1,250 for serving on the Corporate Governance Committee. Beginning in the third quarter of 2006, non-employee directors received a quarterly retainer of $11,250 for serving on the Board of Directors, members of the Audit Committee received a quarterly retainer of $2,500 for serving on the Audit Committee and members of the Corporate Governance Committee received a quarterly retainer of $1,250 for serving on the Corporate Governance Committee. No fees are paid for attendance at Committee meetings. The Company pays for travel and lodging expenses for directors in connection with their attendance at various meetings. From time to time, the Company may transport directors to and from such meetings in a Company airplane.
     The Company has a Non-Employee Directors Stock Purchase Plan for the benefit of eligible directors. Under the plan, eligible non-employee directors may purchase shares of the Company's common stock at the current fair market value during specific time periods subject to certain limitations. The provisions of this plan are generally the same as the provisions of the Company's Employee Stock Purchase Plan.
     The following table summarizes non-employee director compensation for 2006. Directors that are employees of the Company do not receive additional compensation for service on the Board of Directors or as members of any of its committees.

Non-Employee Director Compensation
----------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Change in
                                                                                  Pension Value
                                                                                       and
                                                                                   Nonqualified
                                                                  Non-Equity         Deferred
                             Fees Earned or                     Incentive Plan     Compensation       All Other
           Name               Paid in Cash      Stock Awards     Compensation        Earnings       Compensation         Total
---------------------------- ---------------- ----------------- ---------------- ----------------- ---------------- ----------------
Carol Jenkins Barnett                $43,500         -                 -                -                 -                 $43,500
---------------------------- ---------------- ----------------- ---------------- ----------------- ---------------- ----------------
Joan G. Buccino                      $58,500         -                 -                -                 -                 $58,500
---------------------------- ---------------- ----------------- ---------------- ----------------- ---------------- ----------------
Sherrill W. Hudson                   $53,500         -                 -                -                 -                 $53,500
---------------------------- ---------------- ----------------- ---------------- ----------------- ---------------- ----------------
Howard M. Jenkins                    $43,500         -                 -                -                 -                 $43,500
---------------------------- ---------------- ----------------- ---------------- ----------------- ---------------- ----------------
E. Vane McClurg                      $48,500         -                 -                -                 -                 $48,500
---------------------------- ---------------- ----------------- ---------------- ----------------- ---------------- ----------------
Kelly E. Norton                      $58,500         -                 -                -                 -                 $58,500
---------------------------- ---------------- ----------------- ---------------- ----------------- ---------------- ----------------
Maria A. Sastre                      $48,500         -                 -                -                 -                 $48,500
---------------------------- ---------------- ----------------- ---------------- ----------------- ---------------- ----------------

AUDIT COMMITTEE REPORT

     Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements and an audit of the Company's internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee monitors and oversees these processes as described in the Audit Committee charter.
     The Audit Committee reviewed and discussed with management and the Company's independent registered public accounting firm the Company's audited consolidated financial statements for the fiscal year ended December 30, 2006. The Audit Committee also discussed with the Company's independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee received the written disclosures from the Company's independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with the independent registered public accounting firm its independence.

     Based upon the review and discussions referred to in the preceding paragraph, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 30, 2006, for filing with the Securities and Exchange Commission.
     This report is submitted by the following members of the Audit Committee at the end of 2006: Joan G. Buccino, Sherrill W. Hudson, Chairman, and
Kelly E. Norton.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of KPMG LLP was the Company's independent registered public accounting firm during 2006. The Audit Committee will make its recommendation to the Board of Directors as to the Company's independent registered public accounting firm for 2007 later this year.
     Representatives of KPMG LLP will be present at the Annual Meeting of Stockholders with an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
     The fees of the Company's independent registered public accounting firm, KPMG LLP, for the indicated services performed for the fiscal years ended December 30, 2006 and December 31, 2005, were as follows:


         Amounts are in thousands.            2006         2005
         -------------------------------------------------------


         Audit fees (1)..................   $1,252        1,224
         Audit-related fees (2)..........       33           30
         Tax fees (3)....................       26           22
         All other fees..................       --           --
                                            -------------------

                                            $1,311        1,276
                                            ===================


(1) Fees for audit services include fees associated with the annual audit of the Company's financial statements, annual audit of the Company's internal control over financial reporting and reviews of the Company's quarterly financial statements.

(2) Fees for audit-related services include fees associated with the annual audit of employee benefit plans for the 2005 and 2004 plan years.

(3) Fees for tax services include fees associated with tax compliance, tax advice and tax planning.

     The Audit Committee has reviewed and discussed the fees of KPMG LLP during the last fiscal year for audit and non-audit services and has determined that the provision of the non-audit services are compatible with the firm's independence.
     Under its charter and in accordance with the Audit Committee Pre-Approval Policy, the Audit Committee must pre-approve all engagements of the Company's independent registered public accounting firm. The Audit Committee Pre-Approval Policy provides that the Audit Committee is required to pre-approve all audit and non-audit services performed by the independent registered public accounting firm in order to assure that the provision of such services will not impair its independence. The Audit Committee has delegated the Chairman of the Audit Committee the authority to evaluate and approve engagements on behalf of the Audit Committee in the event that the need for pre-approval arises between Audit Committee meetings. If the Chairman approves any such engagements, he will report that approval to the Audit Committee at its next meeting. During 2006, each new engagement of the independent registered public accounting firm was approved in accordance with the policy.

PERFORMANCE GRAPH

     The following performance graph sets forth the Company's cumulative total stockholder return during the five years ended December 30, 2006, with the cumulative total return on the S&P 500 Index and a custom Peer Group Index including companies in the same line of business (retail food supermarket companies)(1). The Company added Ahold, Delhaize and Supervalu to its Peer Group Index due to their significant ownership of U.S. supermarkets. The Peer Group Index is weighted based on the various companies' market capitalization. The comparison assumes $100 was invested at the end of 2001 in the Company's common stock and in each of the related indices and assumes reinvestment of dividends.
     The Company's common stock is valued as of the end of each fiscal quarter. After the end of a quarter, however, shares continue to be traded at the prior valuation until the new valuation is received. The cumulative total return for the companies represented in the S&P 500 Index and the custom Peer Group Index is based on those companies' calendar year end trading prices. Traditionally the Company included two performance graphs in its Proxy Statement, one based on the fiscal year end valuation (appraised value as of March 1, 2007) and one based on the fiscal year end trading price (appraised value as of the prior fiscal quarter). The Securities and Exchange Commission now requires that the performance graph be included as part of Item 5 of a company's Form 10-K. The performance graph on page 12 of the Company's 2006 Annual Report on Form 10-K is based on the Company's fiscal year end trading price. However, because the Company's fiscal year end valuation of the Company's shares is effective after the deadline to file its Annual Report on Form 10-K with the Securities and Exchange Commission, a performance graph based on the fiscal year end valuation is not presented in the 2006 Annual Report on Form 10-K. For comparative purposes, additional information is provided in the following performance graph based on the Company's fiscal year end valuation based on its appraised value as of March 1, 2007.


Comparison of Five-Year Cumulative Return Based Upon Fiscal Year End Valuation

                 2001       2002      2003       2004       2005       2006
--------------------------------------------------------------------------------

Publix         $100.00     94.61     127.90     160.31     203.77     254.72
S&P 500         100.00     76.65      97.70     109.75     115.32     133.53
Peer Group(1)   100.00     58.97      62.23      64.86      65.96      86.59

(1) Companies included in the Peer Group are: A&P, Ahold, Albertson's (included through December 2005 - no longer publicly traded), Delhaize, Kroger, Safeway, Supervalu, Weis Markets and Winn-Dixie. (Winn-Dixie is included through December 2005 as the company filed for Chapter 11 bankruptcy protection. Winn-Dixie's new common stock did not begin trading until November 2006 so it was not included.)

PROPOSALS OF STOCKHOLDERS

     Proposals of stockholders intended to be presented at the 2008 Annual Meeting of Stockholders must be received at the Company's corporate office prior to November 15, 2007, for consideration for inclusion in the Proxy Statement relating to that meeting.

OTHER MATTERS THAT MAY COME BEFORE THE MEETING

     At the date of this Proxy Statement, the Board of Directors knows of no matter other than the matters described herein that will be presented for consideration at the meeting. However, if any other business shall properly come before the meeting, all proxies signed and returned by stockholders will be voted in accordance with the best judgment of the persons voting the proxies.

By order of the Board of Directors,

/s/John A. Attaway, Jr.
-----------------------
John A. Attaway, Jr.
Secretary


Lakeland, Florida
March 1, 2007


     The Company's annual report to the Securities and Exchange Commission, Form 10-K, for the fiscal year ended December 30, 2006, is being mailed with this Proxy Statement to stockholders of record and beneficial owners as of the close of business on February 9, 2007. This report may also be obtained electronically, free of charge, through the Company's website at www.publix.com/stock.

                           PUBLIX SUPER MARKETS, INC.
                         Annual Meeting of Stockholders
                           April 17, 2007 at 9:30 a.m.
             Publix Corporate Office, 3300 Publix Corporate Parkway
                             Lakeland, Florida 33811


The Publix Super Markets, Inc. Board of Directors recommends a vote FOR the nominees listed in Item 1. You are encouraged to specify your choice by marking the appropriate box, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The shares represented by this proxy card will not be voted unless you sign and return this card by April 17, 2007, and the signed card is received prior to the Annual Meeting of Stockholders.

If you plan to attend the Annual Meeting of Stockholders in person, please mark the appropriate box on the reverse side of this card.

Mark, sign, date and return your proxy card promptly using the enclosed envelope.


  PROXY CARDS MUST BE RECEIVED PRIOR TO THE ANNUAL MEETING ON APRIL 17, 2007.
                       YOUR VOTE IS VERY IMPORTANT TO US.

                           PUBLIX SUPER MARKETS, INC.
                 PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
        THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 17, 2007

The undersigned has received the Notice of Annual Meeting of Stockholders ("Meeting") to be held on April 17, 2007, the Proxy Statement dated March 1, 2007, and the 2006 Annual Report to Stockholders for the Meeting. The undersigned hereby appoints Howard M. Jenkins, Charles H. Jenkins, Jr. and William E. Crenshaw, or any of them, as proxies with full power of substitution, to vote all shares of Publix common stock that the undersigned is entitled to vote at the Meeting, and at any adjournments or postponements thereof, as described below. The undersigned acknowledges that the signing of this proxy revokes any and all proxies previously given to vote the shares represented by this proxy card at the Meeting.

1. Election of Directors:
   Nominees:  Carol Jenkins Barnett  Hoyt R. Barnett     Joan G. Buccino
              William E. Crenshaw    Sherrill W. Hudson  Charles H. Jenkins, Jr.
              Howard M. Jenkins      E. Vane McClurg     Kelly E. Norton
              Maria A. Sastre

   [ ]  FOR all nominees listed above

   [ ] FOR, EXCEPT WITHHOLD VOTES FOR those nominees whose names have been crossed out above

   [ ]  WITHHOLD VOTES for all nominees listed above

2. Other Matters: The proxies named above, in their discretion, may vote the shares represented by this proxy card upon such other matters as may properly come before the Meeting.

-------------------------   ----------   -------------------------    ----------
Signature                   Date         Signature if held jointly    Date

Note: Please sign exactly as your name appears hereon. Joint owners must each sign. When signing as attorney-in-fact, executor, administrator, trustee, guardian or other representative capacity, please give full title as such.

                     PLEASE MARK, SIGN, DATE AND RETURN THIS
                          PROXY CARD PROMPTLY USING THE
                               ENCLOSED ENVELOPE.




[ ] I plan on attending the Annual Meeting of Stockholders in person on April 17, 2007.

[ ] I have multiple accounts and do not want to receive Publix's Annual Report to Stockholders for this account. (You should leave this box unmarked on one proxy card.)

[ ] The address listed below is incorrect. My new address is:

                                 -----------------------------------------------
                                 Street

                                 -----------------------------------------------
                                 City                    State          ZIP Code

              TO THE PARTICIPANTS OF THE PUBLIX SUPER MARKETS, INC.
                     EMPLOYEE STOCK OWNERSHIP PLAN ("ESOP")

                         Annual Meeting of Stockholders
                           April 17, 2007 at 9:30 a.m.
             Publix Corporate Office, 3300 Publix Corporate Parkway
                             Lakeland, Florida 33811




Dear ESOP Participant:

The Publix Super Markets, Inc. Annual Meeting of Stockholders ("Meeting") is being held on April 17 this year. At the Meeting, the Trustee of the ESOP, Hoyt R. Barnett, or his designee, will vote the shares of Publix common stock allocated to your ESOP account according to your instructions. You may indicate your voting instructions on the attached proxy on the last page of this booklet. The Publix Board of Directors recommends a vote FOR the nominees listed in Item 1. If you indicate "WITHHOLD VOTES" for any or all director nominees on your proxy, the Trustee or his designee will not exercise voting rights for your ESOP shares with respect to such director nominees. If your voting instructions as indicated on your properly signed proxy card are not received prior to the Meeting, or if this proxy card is not returned, the Trustee or his designee will vote your ESOP shares in his discretion.

If you plan to attend the Annual Meeting of Stockholders in person, please mark the appropriate box on the attached proxy on the last page of this booklet.



Thank you,



Plan Administrator
Publix Super Markets, Inc.


March 1, 2007


                    PROXY CARDS MUST BE RECEIVED PRIOR TO THE
                                ANNUAL MEETING ON
                                 APRIL 17, 2007.
                       YOUR VOTE IS VERY IMPORTANT TO US.


                VOTING CARD IS ON THE LAST PAGE OF THIS BOOKLET.

                           PUBLIX SUPER MARKETS, INC.
               REQUEST FOR VOTING INSTRUCTIONS IN CONNECTION WITH
         THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 17, 2007

The undersigned has received the Notice of Annual Meeting of Stockholders ("Meeting") to be held on April 17, 2007, the Proxy Statement dated March 1, 2007, and the 2006 Annual Report to Stockholders for the Meeting. The undersigned, a participant or beneficiary in the Publix Super Markets, Inc. Employee Stock Ownership Plan ("ESOP"), with respect to all shares of Publix common stock allocated to the ESOP account of the undersigned, the voting rights of which are accorded to the undersigned under the ESOP (the "Account Shares"), hereby requests and instructs Hoyt R. Barnett, Trustee of the ESOP, or the Trustee's designee, as proxy to vote all of the Account Shares that the undersigned is entitled to vote at the Meeting, and at any adjournments or postponements thereof, in any manner and with the same effect as if the undersigned were the record owner of the Account Shares. The undersigned authorizes and instructs the Trustee or his designee to vote as described below. The undersigned acknowledges that the signing of this proxy revokes any and all proxies previously given to vote the Account Shares represented by this proxy card at the Meeting.

1.  Election of Directors:

    Nominees:   Carol Jenkins Barnett
                Hoyt R. Barnett
                Joan G. Buccino
                William E. Crenshaw
                Sherrill W. Hudson
                Charles H. Jenkins, Jr.
                Howard M. Jenkins
                E. Vane McClurg
                Kelly E. Norton
                Maria A. Sastre

    [ ] FOR all nominees listed above

    [ ] FOR, EXCEPT WITHHOLD VOTES FOR those nominees whose names have been crossed out above

    [ ] WITHHOLD VOTES for all nominees listed above


2. Other Matters: The Trustee of the ESOP or his designee, in such person's discretion, may vote the Account Shares represented by this proxy card upon such other matters as may properly come before the Meeting.

The Account Shares of the undersigned will be voted as instructed above by the Trustee or his designee if this proxy card is properly executed and received by the Plan Administrator prior to the Meeting on April 17, 2007. If no voting instructions are marked, or if this proxy card is not returned, the Trustee or his designee will vote the Account Shares in his discretion.


------------------------------------------------                ----------------
Signature                                                       Date


Note: Please sign exactly as your name appears on the reverse side of this proxy card. When signing as attorney-in-fact, executor, administrator, trustee, guardian or other representative capacity, please give full title as such.


    [ ] I plan on attending the Annual Meeting of Stockholders in person on April 17, 2007.


       PROMPTLY MARK, SIGN, DATE, TEAR ALONG THE PERFORATED LINE TO REMOVE
             PROXY CARD FROM BOOKLET, FOLD AND RETURN EITHER THROUGH
           PUBLIX'S UNMETERED MAIL SYSTEM OR IN THE ENCLOSED ENVELOPE.

                                   Return to:
                             Retirement Department
                            Publix Corporate Office
                                    Lakeland